MONETTA FAMILY OF FUNDS

Dear Fellow Shareholders                                     January 19, 1998

With this report, I am pleased to present the Monetta Family of Funds Annual Report.

1997, by almost any measure, was a terrific year for the equity markets. The investment climate was ideal as corporate earnings growth remained robust, inflation reached a 23-year low, and the Federal Reserve maintained a stable interest rate environment.

Small-cap stocks ended another year with great absolute returns (20%+) but well behind the returns of the mid-cap and large-cap sectors which increased 30%+. The best performing industry sectors last year were financial services, consumer staples, utilities, and auto/transportation. In general, both technology and healthcare sectors suffered in 1997, primarily due to lower earnings expectations.

Overall, we were very pleased with our Funds' performance last year. The bottom-up stock selection process, coupled with the team investment approach, was the cornerstone of our strong performance record from last year. I am very proud of our experienced, knowledgeable, and dedicated portfolio management team that desires nothing but the best returns for our shareholders.

   The major fund highlights from last year include:

       The Monetta Small-Cap Equity Fund posted a superior 47.2% investment return since inception
       (February 1, 1997).

       The Monetta Fund's 26.2% return was an impressive return, well ahead of its benchmark indices, the Russell 2000 and the NASDAQ Composite, which had returns of 22.4% and 21.6%, respectively.

       The Monetta Mid-Cap Equity Fund appreciated 29.1%, a competitive return versus its benchmark index, the S&P 400, which had a return of 32.3%.

       The Monetta Large-Cap Equity Fund also posted a very solid return of 26.6%, exceeding the average growth fund return of 25.3%, as tracked by Lipper Analytical Services.

       The conservatively-managed Monetta Balanced Fund appreciated 21.2% versus the average return of 19.0% for the Balanced Funds category, as reported by Lipper Analytical Services.

       The Monetta Intermediate Bond Fund's return of 8.9% exceeded its benchmark index, the Lehman Govt./Corp. Intermediate Bond Index, which returned 7.9%, seeking shorter duration, less volatility, and higher income yield than its peers.

       The risk-averse Monetta Government Money Market Fund's return of 5.15% continues to make it a strong performing fund in the U.S. Government Money Market Fund category, as reported by Lipper Analytical Services.

We also launched Monetta's internet site under http://www.monetta.com. The site provides basic information about the firm with quarterly updates. In the near future, we will be adding a daily NAV update section and interactive programs to help shareholders with asset diversification decisions.

We thank you for the trust you have placed in us, and we look forward to working even harder to continue to deliver results that you, as shareholders, deserve and expect.

Best personal regards,


Robert S. Bacarella
President and Founder


Table of Contents

Performance Highlights
Monetta Fund                         3
Monetta Small-Cap Equity Fund        4
Monetta Mid-Cap Equity Fund          5
Monetta Large-Cap Equity Fund        6
Monetta Balance Fund                 7
Monetta Intermediate Bond Fund       8
Monetta Government Money Market Fund 9

Independent Auditors Report          10

Schedule of Investments

Monetta Fund                         11
Monetta Small-Cap Equity Fund        14
Monetta Mid-Cap Equity Fund          16
Monetta Large-Cap Equity Fund        18
Monetta Balance Fund                 20
Monetta Intermediate Bond Fund       22
Monetta Government Money Market Fund 23

Financial Statements

Statements of Assets & Liabilities   24
Statement of Operations              26
Statement of Changes in Net Assets   28
Notes to Financial Statements        30

Footnote
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks have been more volatile than large company stocks, U.S. Government Bonds, and Treasury Bills. An investment in the Government Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable $1.00 per share net asset value.

References to individual securities are the views of the Advisor at the date of this report and may change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper Analytical Services, Inc., and Frank Russell Company.

   MONETTA FUND PERIOD ENDED 12/31/97


Monetta Fund:


Investment Objective:     Market Capitalization Range:       Total Net Assets:
Capital Appreciation/Income   $50 million - $1 billion           $163 million

Performance:

                            1 Year     5 Years    10 Years
Monetta Fund                26.2%      9.1%       14.9%
Russell 2000*               22.4%      16.4%      15.8%
NASDAQ Composite*           21.6%      18.3%      16.9%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]


Measurement Period        Monetta       Russell     Nasdq
(Fiscal Period Covered)   Equity Fund   2000
3/88                      10,620        11,907      11,603
6/88                      11,963        12,692      12,390
9/88                      12,242        12,573      11,732
12/88                     12,305        12,489      11,541
3/89                      12,689        13,452      12,308
6/89                      13,702        14,308      13,173
9/89                      14,352        15,274      14,311
12/89                     14,178        14,518      13,763
3/90                      14,938        14,197      13,179
6/90                      16,705        14,745      13,988
9/90                      13,483        11,127      10,424
12/90                     15,790        11,686      11,311
3/91                      18,714        15,161      14,592
6/91                      19,275        14,926      14,400
9/91                      21,883        16,143      15,942
12/91                     24,614        17,068      17,742
3/92                      24,772        18,348      18,269
6/92                      23,192        17,096      17,054
9/92                      23,880        17,586      17,649
12/92                     25,965        20,210      20,484
3/93                      24,244        21,074      20,883
6/93                      24,423        21,534      21,301
9/93                      26,323        23,417      23,081
12/93                     26,094        24,031      23,506
3/94                      25,405        23,393      22,498
6/94                      24,028        22,482      21,363
9/94                      25,720        24,043      23,127
12/94                     24,472        23,594      22,755
3/95                      26,832        24,681      24,730
6/95                      28,686        26,995      28,246
9/95                      32,260        29,661      31,577
12/95                     31,331        30,304      31,837
3/96                      31,813        31,850      33,327
6/96                      32,799        33,443      35,857
9/96                      32,740        33,556      37,126
12/96                     31,837        35,302      39,068
3/97                      29,525        33,476      36,970
6/97                      35,596        38,903      46,639
9/97                      42,711        44,693      51,010
12/97                     40,174        43,195      47,521



The graph above to the right compares the change in value of a $10,000 investment in the Monetta Fund, the Russell 2000 Stock Index, and the NASDAQ Composite Index with dividend and capital gains reinvested. The Russell 2000 Stock Index is a broad measure representative of the general market, while the NASDAQ measures performance of stocks in the over-the-counter market. Since the S & P 500 and the Russell 2500 are not appropriate indices, they are no longer reflected on the above graph. Had they been reflected, the value of a $10,000 investment at the end of 10 years per the S & P 500 and the Russell 2500 indices would be $51,223 and $47,805, respectively. Please refer to footnote at bottom of Page 2.




                            % of Net Assets
Jones Medical Industries, Inc.   1.6%
Transcrypt Int'l, Inc.           1.5%
Newpark Resources, Inc.          1.5%
AFC Cable Systems, Inc.          1.4%
ScanSource, Inc.                 1.4%
   Total Top 5 Holding           7.4%



Commentary:

The Monetta Fund posted an impressive return of 26.2% for the year ended December 31, 1997. This compares favorably with the 22.4% return of the Russell 2000 index during this time period.

Throughout 1997, we have communicated to you in our quarterly reports that we have focused on early- stage growth companies that offer the best opportunity for price appreciation, without the requisite risk often associated with late-stage growth companies. We felt strongly that by avoiding companies that are nearing the apex of their growth, which are often over-owned institutionally, we could demonstrate strong performance with reduced volatility. It is with great pleasure that we report that the implementation of this strategy was successful in 1997. While the major indices reported strong gains in 1997, it was a very volatile market which we used to our advantage by dollar-averaging into our better securities.

The Fund posted very strong returns in historically volatile groups such as technology and healthcare through a disciplined investment approach. We had a number of holdings, such as Medquist, Inc., Transcrypt Int'l, Inc., and Smallworldwide PLC, that posted returns of over 75%. While we let our strong performers appreciate as company fundamentals improved, we were quick to sell stocks which reported deteriorating fundamentals or reached our predetermined price targets.

Entering 1998, we plan to continue to focus on adding value to the investment process through intensive due diligence on prospective investments and careful monitoring of existing stocks. Our greatest strength is being able to identify the best and brightest companies early in their growth phase, and we will continue to exploit this strength going forward.

   MONETTA SMALL-CAP EQUITY FUND PERIOD ENDED 12/31/97

Monetta Small-Cap Equity Fund


Investment Objective:  Market Capitalization Range:         Total Net Assets:
Capital Appreciation   under $1 billion                     $2.5 million


Performance:                  Fourth      Since Inception
                              Quarter     2/1/97
Monetta Small-Cap Equity Fund (2.5)%      47.2%
Russell 2000*                 (3.4)%      20.0%

*Source Lipper Analytical Services, Inc.

[Performane Graph Appears Here]


                   Small-Cap     Russell
Month              Fund          2000
1/31/97            10,000        10,000
2/28/97            10,150        9,758
3/31/97            9,490         9,297
4/30/97            9,260         9,323
5/31/97            10,840       10,360
6/30/97            11,820       10,804
7/31/97            12,900       11,307
8/31/97            13,710       11,566
9/30/97            15,090       12,412
10/31/97           14,950       11,867
11/30/97           14,791       11,790
12/31/97           14,717       11,996

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Small-Cap Equity Fund and the Russell 2000 Stock Index with dividend and capital gains reinvested.The Russell 2000 index is a broad measure representative of the general market. Please refer to footnote at bottom of Page 2.

   PORTFOLIO COMPOSITION


Top 5 Equity Holdings           % of Net Assets
CHS Electronics, Inc.                3.4%
QuadraMed Corp.                      3.3%
Jones Medical Industries, Inc.       3.0%
ANADIGICS, Inc.                      3.0%
JPM Co.                              3.0%
Total Top 5 Holdings                15.7%

Commentary:

The Monetta Small-Cap Fund continues to perform exceptionally well, posting a return of 47.2% from inception on February 1, 1997, through December 31, 1997. This compares exceptionally well versus the Russell 2000 index, which returned 20.0% during the same period.

In 1997, the Fund recorded strong gains across all industry sectors. We experienced an extraordinary breadth of strong individual stock performance which drove the superior returns we enjoyed in 1997. The top performing securities were: QuadraMed Corp., which provides decision-support software for healthcare providers; Medquist, Inc., a provider of medical transcription services; Transcrypt Int'l., Inc., provides information security products to the cellular market; and Remec, Inc., a manufacturer of telecommunications equipment. Generally, the Fund was fully invested throughout the year, ending the year with approximately 97% invested in common stocks.

As small-cap stocks badly lagged the major market indices in 1997, we are especially pleased to report a 47.2% return for the Fund. While small-cap stocks recovered in mid-1997, they again lagged the major market indices in the fourth quarter of 1997. Industry experts are currently stating that the substantially higher earnings growth rates associated with small-cap stocks, coupled with much lower relative valuations versus large-cap stocks, portends well for small-cap funds as we enter 1998. The Monetta Small-Cap Fund continues to be well positioned to benefit from a narrowing of this valuation discrepancy in 1998.

MONETTA MID-CAP EQUITY FUND PERIOD ENDED 12/31/97

Monetta Mid-Cap Equity Fund:



Investment Objective:     Market Capitalization Range:      Total Net Assets:
Capital Appreciation      $1 billion - $5 billion           $21.9 million



Performance:
                                 AVERAGE ANNUAL TOTAL RETURN

                                                      Since Inception
                                1 Year      3 Years     3/1/93
Monetta Mid-Cap Equity Fund      29.1%       26.8%       23.4%
S & P 400*                       32.3%       27.3%       18.5%

*Source Lipper Analytical Services, Inc.



[Performance Graph Appears Here]



Mearsurement Period     Mid-Cap    S & P 400
(Fiscal Year Covered)
3/1/93                  10,000     10,000
3/93                    11,670     10,220
6/93                    11,880     10,455
9/93                    13,120     10,978
12/93                   13,540     11,274
3/94                    13,475     10,793
6/94                    13,109     10,399
9/94                    13,887     11,103
12/94                   13,835     10,817
3/95                    14,835     11,692
6/95                    16,536     12,723
9/95                    17,603     13,965
12/95                   17,233     14,165
3/96                    18,717     15,037
6/96                    19,106     15,470
9/96                    19,855     15,920
12/96                   21,402     16,885
3/97                    21,314     16,634
6/97                    24,277     19,085
9/97                    27,761     22,145
12/97                   27,639     22,329

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S & P 400. The S & P 400 index is a broad measure representative of the general market. Since the S & P 500 is not an appropriate index, it is no longer reflected on the above graph. Had it been reflected, the value of a $10,000 investment since inception per the S & P 500 index would be $24,240. Please refer to footnote at bottom of Page 2.

   PORTFOLIO COMPOSITION                           TOP 5 EQUITY HOLDINGS:


                              % of Net Assets
Allied Waste Industries, Inc.      3.2%
USA Waste Services, Inc.           3.0%
Sante Fe Int'l Corp.               2.8%
Newpark Resources, Inc.            2.4%
Watson Pharmaceuticlas             2.4%
Total Top 5 Holdings              13.8%

Commentary:

The 29.1% 1997 return of the Monetta Mid-Cap Fund represented another very strong performance year. The Fund ranked in the top 17th percentile of all mid-cap funds tracked by Lipper Analytical Services, while moderately lagging the return of the S&P 400 index, which rose 32.3%. Since inception (March 1, 1993), the Fund has generated an average annual investment return of 23.4%.

The average one-year return for the Mid-Cap Funds category, as reported by Lipper Analytical Services, was 19.6%. This wide divergence between the typical mid-cap fund and the S&P 400 index is largely explained by sector weightings. Financial stocks comprise a significant portion of the index, and returns for this sector soared in 1997 due to declining interest rates and takeover activity. At the same time, technology and other traditional growth sectors struggled. Many mid-cap funds were underweighted in interest-sensitive issues and overweighted in growth issues.
The Monetta Mid-Cap Fund benefited from the shift in investor sentiment away from the large-cap issues to the mid-cap sector. The Fund's performance was enhanced by its sector weightings in the consumer, industrial, and financial areas. Also, by steering clear of over-owned, fully-valued technology stocks (especially early in the year), the Fund gained substantial ground on the market indices and is now positioned to selectively add to this depressed sector.

We find no shortage of attractive mid-cap ideas that fit our criteria of strong and improving earnings growth at price levels that leave room for ample appreciation. We continue to manage risk via careful analysis and stock selection, and seek to produce favorable returns while holding volatility below that of the market.

Monetta Large-Cap Equity Fund:


Investment Objective:   Market Capitalization Range:         Total Net Assets:
Capital Appreciation    $5 billion +                         $4.3 million



Performance:                                    Since Inception
                              1 Year      2 Year      9/1/95
Monetta Large-Cap Equity Fund 26.6%       27.4%       26.0%
S & P 500*                    33.4%       28.0%       29.0%

*Source Lipper Analytical Services, Inc.



[Performance Graph Appears Here]


Mearsurement Perod   Large-Cap   S & P 500
(Fiscal Year End)
9/95                 10,000      10,482
12/95                10,574      11,105
3/96                 11,344      11,701
6/96                 11,923      12,225
9/96                 12,864      12,603
12/96                13,555      13,653
3/97                 13,842      14,020
6/97                 15,621      16,465
9/97                 17,333      17,699
12/97                17,167      18,207

The graph above to the right compares the change in value of a $10,000 investment in the Monetta Large-Cap Equity Fund to the S & P 500. The S & P 500 Composite index is a broad measure representative of the general market. Please refer to footnote at bottom of Page 2.


                           % of Net Assets
Eaton Corp.                    3.1%
Aluminum Company of America    3.0%
AMF Bowling, Inc.              2.9%
Sante Fe Int'l Corp.           2.9%
Hertz Corp.                    2.8%
Total Top 5 Holdings           14.7%


Commentary:

The Monetta Large-Cap Fund produced another strong total return of 26.6% in 1997. The performance of the Fund exceeded the 25.3% return of the average growth fund tracked by Lipper Analytical Services, but trailed the 33.4% return of its primary benchmark, the S&P 500 index.

The S&P 500 produced stellar returns during 1997 as large capitalization stocks once again outperformed small. However, even among large stocks, the gains were not evenly spread. A handful of big stocks continued to produce the bulk of the gains as investors sought the "safety" of consistent, predictable earnings growth. This trend was further augmented by money flowing into the U.S. from troubled Southeast Asia and looking for "name brands" and a liquid haven.

Our strategy does not involve blindly holding these "nifty fifty" market leaders. We think many of these "safe" stocks are highly susceptible to any market or company-specific hiccup due to severe overvaluation and potential slowing of earnings growth rates.

We continue to manage risk by utilizing research-intensive, bottom-up stock picking to identify rapidly-growing companies while also insisting upon attractive valuations. Our knowledge of what a company is worth enables strong returns to be produced while avoiding the volatility associated with trend chasing. Our strong absolute returns and better-than-average performance in the growth fund category validate this strategy. Financial services, consumer cyclicals, and oil service were particularly strong industry groups for us in 1997. Top performing stocks included Halliburton, Equitable Cos., Household Int'l., EMC Corp., Home Depot, CVS Corp., and Schlumberger.

   MONETTA BALANCED FUND PERIOD ENDED 12/31/97


Monetta Balance Fund:



Investment Objective:           Market Capitalization Range:
Capital Appreciation/Income     $50 million +

Average Maturity:               Total Net Assets:
6.8 Years                       $12.1 million



Performance:
                               AVERAGE ANNUAL TOTAL RETURN

                                                Since Inception
                              1 Year   2 Year   9/1/95
Monetta Balanced Fund         21.2%    23.5%    23.0%
Benchmark*                    25.1%    20.4%    21.6%

*Source Lipper Analytical Services, Inc



[Performane Graph Appears Here]


                        Monetta
Measurement Period      Balance
(Fiscal Year End)       Fund       Benchmark
9/95                    10,000      10,313
12/95                   10,616      10,919
3/96                    11,131      11,220
6/96                    11,913      11,577
9/96                    12,547      11,887
12/96                   13,369      12,682
3/97                    13,358      12,888
6/97                    14,642      14,615
9/97                    16,431      15,554
12/97                   16,205      16,014



The graph above to the right compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the Benchmark with dividends and capital gains reinvested.
*The Benchmark is a composite blend of two indices, 65% S & P 500 (stock index), and 35% Lehman Govt/Corp Bond (bond index). It is a hypothetical benchmark.

Please refer to footnote at bottom of Page 2.


   PORTFOLIO COMPOSITION                           TOP 5 EQUITY HOLDINGS:


                                   % of Net Assets
Imperial Credit Com. Mrtg. Invt.      1.2%
USAWaste Serv. Inc.                   1.2%
Eaton Corp.                           1.2%
Aluminum Company of America           1.2%
Allied Waste Industries Inc.          1.2%
Total Top 5 Holdings                  6.0%

Commentary:

The Monetta Balanced Fund added to its stellar past record with a 21.2% return in 1997. This placed it in the top 27th percentile of all balanced funds for the year, as rated by Lipper Analytical Services. For the two years ending December 31, 1997, the Fund's annual return of 23.5% ranked it in the top 2% of all balanced funds tracked by Lipper Analytical Services.

Stocks comprised 62% of the Fund's assets at year-end. The stock portion is diversified by sector and size with 40% in small-cap issues, 30% in mid-cap issues, and 30% in large-cap issues. Each stock is owned in one of our other equity mutual funds and, therefore, is consistent with our analytical criteria of rapid earnings growth, substantial appreciation potential, and limited risk. Based on the capitalization weightings, we currently find the most compelling investments in the small-cap arena.

At year-end, high-grade corporate and U.S. treasury securities comprised 34% of assets, and cash was 4% of assets. The fixed income segment benefited from a late-year rally in bonds which provided capital gains to augment the approximately 6% yield of the fixed income portfolio. The average maturity was
6.8 years, fairly consistent throughout the year.

In summary, stock selection added significant value to the portfolio, with our average stock up 31% for the year. The fixed income portion produced modest capital gains to augment the income produced. The stock portion of the Balanced Fund continues to provide for participation in rising equity markets while its fixed income components cushion against inevitable market volatility, making the Balanced Fund an ideal choice for the conservative investor.

   MONETTA INTERMEDIATE BOND FUND PERIOD ENDED 12/31/97

Monetta Intermediate Bond Fund:



Investment Objective:        30-Day SEC Yield:    Average Maturity:
Capital Appreciation/Income  5.25%                4.5 Years

Total Net Assets:
$3.9 million



Fund/Benchmark
                              AVERAGE ANNUAL TOTAL RETURN
                                                Since Inception
                              1 Year   3 Years  (3/1/93)
Monetta Intermediate Bond Fund 8.91%   10.00%   7.62%
Lehman Govt/Corp               7.87%    8.98%   6.14%
  Intermediate Bond Index*

*Source Lipper Analytical Services, Inc.



 [Performane Graph Appears Here]



Measurement Period     Monetta Intermediate
(Fiscal Year Covered)      Bond Fund          Lehman
3/1/93                     10,000             10,007
3/93                       10,000             10,028
6/93                       10,399             10,255
9/93                       10,732             10,486
12/93                      10,817             10,504
3/94                       10,585             10,291
6/94                       10,494             10,229
9/94                       10,613             10,313
12/94                      10,705             10,302
3/95                       11,270             10,754
6/95                       11,866             11,292
9/95                       12,046             11,479
12/95                      12,282             11,883
3/96                       12,245             11,784
6/96                       12,428             11,859
9/96                       12,702             12,068
12/96                      13,074             12,364
3/97                       13,041             12,350
6/97                       13,485             12,715
9/97                       13,908             13,058
12/97                      14,238             13,338



The graph above to the right compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman
Government/Corporate Intermediate Bond Index. The Lehman Government/Corporate Intermediate Bond Index measures that specific segment of the bond market. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION                          MATURITY PROFILE:


Maturity Profile:

1 Year or Less  12.7%
1 - 3 Years      9.2%
4 - 6 Years     55.3%
7 - 10 Years    22.4%
Over 10 Years     .4%

Commentary:

The 1997 return scorecard for the Monetta Intermediate Bond Fund was an impressive one despite a roller coaster fixed income environment. The Fund's return of 8.9% ranked it in the top 36th percentile among the Intermediate Investment Grade Debt category, as measured by Lipper Analytical Services. The Fund outperformed its primary benchmark, the Lehman Government Corporate Intermediate Bond Index, by 104 basis points for the year.

The Fund's 30-day SEC yield at 12/31/97 was 5.25%. During the year, the Fund paid out an annualized income return of 6.22%.

The global bond markets began 1997 with a sentiment that would have made Charles Dickens proud - great expectations - but ended with perhaps the greatest divergence of market opinion in this decade. The Federal Reserve caused some mild angst during the first three quarters of the year, highlighted by the March discount rate hike; but spread volatility was the lowest in three decades in the higher-quality sectors. The fourth quarter took away Fed uncertainty but left us with more negative surprises from Asia, a few European short-term rate hikes, a flattening U.S. Treasury curve, and sloppy sector swap spreads. The U.S. bond market responded positively to this sentiment change; and, suddenly, the road to total return Oz became a lot more enjoyable as the Fund ended 1997 on a positive note.

There is no doubt that 1998 will debut with many questions and few answers, although there seems to be one given - global economic growth will suffer in 1998 as the Asian drama continues to play itself out. There is no miracle cure for this dilemma. Global economic policy-making and capital markets will continue to converge as they have done throughout the 1990s.

There are several factors that we will be monitoring closely during 1998 - European Monetary Union, financial industry consolidation, asset securitization, and declines in global government issuances, just to name a few. We believe that the economy is arguably in the best shape since the 1960s and expect both investment grade and high-yield valuations to improve modestly during 1998 - at least in the first half - as rates continue to trend lower. The Fund is currently maintaining a core strategy of overweighting higher yielding sectors of the corporate market but will not hesitate to adjust maturity and sector characteristics closer to the primary benchmark as the anticipated improvement in rates continues.

   MONETTA GOVERNMENT MONEY MARKET FUND PERIOD ENDED 12/31/97


Monetta Government Money Market:

Investment Objective:            7-Day Yield:    Average Days to Maturity:
Income and Capital Preservation  5.05%           41 Days

Total Net Assets:
$4.5 million


Fund/Benchmark                                     Since Inception
                             1 Year      3 Years     (3/1/93)
Monetta Government Money
      Market Fund             5.15%**     5.36%**     4.64%**
Lipper US Gov't Money
      Market Funds Avg.*      4.90%       4.98%       4.28%

*Source Lipper Analytical Services, Inc.



[Performance Graph Appears Here]


Measurement Period     Money Market      Lipper
(Fiscal Year Covered)                    Average
3/1/93                 10,000            10,000
3/93                   10,013            10,023
6/93                   10,072            10,088
9/93                   10,147            10,154
12/93                  10,224            10,222
3/94                   10,301            10,290
6/94                   10,396            10,374
9/94                   10,507            10,475
12/94                  10,637            10,597
3/95                   10,788            10,738
6/95                   10,950            10,885
9/95                   11,110            11,030
12/95                  11,262            11,174
3/96                   11,401            11,309
6/96                   11,539            11,440
9/96                   11,683            11,579
12/96                  11,832            11,711
3/97                   11,977            11,846
6/97                   12,126            11,988
9/97                   12,281            12,135
12/97                  12,441            12,284

**Total returns are net of advisory fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had the advisory fee not been waived, the 7-day SEC yield would have been 4.67%, versus 5.05%. An investment in the Monetta Government Money Market Fund is neither insured or guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable $1.00 per share net asset value. Please refer to footnote at bottom of Page 2.



Government Agencies          99.6%
Short-Term Investments, Net    .4%
Total                       100.0%

Commentary:

For the twelve months ending December 31, 1997, the Monetta Government Money Market Fund posted an impressive return of 5.15%. The Fund was ranked 14th of 118 funds in the U.S. Government money market funds category, as measured by Lipper Analytical Services. The average return of the Lipper U.S. Government Fund category was 4.90%. As of December 31, 1997, the Fund's seven-day yield was 5.05%, with an average maturity of 41 days.

Money market yields were reasonably constant over the past six months but slightly higher for the year as evidenced by the 60-89 day Federal Farm Credit yield curve, which increased from 5.32% early in the year to 5.52% on December 31, 1997.
For the year, the Fund maintained an average maturity of 62 days. The flattening of the yield curve did not warrant a longer maturity risk given the anticipated return. In 1998, it appears that the Federal Reserve will provide additional liquidity and ease of monetary policy in response to slower economic growth and moderate inflation expectation. Two major factors for this belief are a soft landing scenario for the Asian crisis and good news on the budget deficit which could reduce short-end government financing needs. Going forward, we do not anticipate any major change in the Fund's characteristics until current events begin to acknowledge Federal Reserve easing.

 Independent Auditors' Report

The Boards of Directors and Trustees and the Shareholders of Monetta Fund, Inc., and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of Monetta Fund, Inc., and Monetta Trust (comprising, respectively, the Small-Cap Equity Fund, Mid-Cap Equity Fund, Large-Cap Equity Fund, Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund), collectively referred to as the "Funds," including the schedules of investments as of December 31, 1997, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc., and each of the respective funds constituting the Monetta Trust as of December 31, 1997; the results of their operations for the period then ended; the changes in their net assets for each of the periods presented in the two-year period then ended; and the financial highlights for each of the periods presented in the ten-year period then ended, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP





 Chicago, Illinois
 January 19, 1998

   SCHEDULE OF INVESTMENTS DECEMBER 31, 1997


MONETTA FUND


                                  Quoted
Shares or                         Market
Principal                          Value
 Amount                       (In Thousands)

COMMON STOCKS - 95.7%

   CONSUMER RELATED - 35.4%              $57,844

Broadcasting/Cable TV - 3.0%
*27,273  Chancellor Media Corp - CL A    $ 2,035
*40,000  Metro Networks, Inc.              1,310
*153,500 VDI Media                         1,478
                                           4,823
Food Processing - 0.9%
*50,700  WSMP, Inc.                        1,470

Recreation/Entertainment - 2.7%
*47,800  AMF Bowling, Inc.                 1,195
*27,000  Avis Rent A Car, Inc                862
*40,000  Budget Group, Inc. - CL A         1,383
*50,000  Dollar Thrifty                    1,025
                                           4,465

Restaurants/Lodging - 6.0%
*95,300  Ark Restaurants Corp.             1,120
*85,000  BridgeStreet Accommodations         863
*100,000 Hospitality Worldwide Services    1,313
 70,000  Innkeepers USA Trust              1,085
*51,500  Landry's Seafood Restaurants,Inc. 1,236
*71,000  Logan's Roadhouse Inc.            1,101
*40,000  Outback Steakhouse, Inc.          1,150
 30,000  Patriot American Hospitality,Inc.   864
*43,000  Schlotzsky's, Inc.                  629
*50,000  Shells Seafood Restaurants, Inc.    487
                                           9,848

Retail Manufactures & Distribution - 9.7%
*100,000 CHS Electronics, Inc.             1,712
*44,000  Central Garden & Pet Co.          1,155
*50,000  Galey & Lord, Inc.                  894
*40,000  Hirsch Int'l Corp. - CL A           880
*110,000 Home Products Int'l, Inc.         1,293
*50,000  Industrial Distribution Group,Inc.  785
*52,500  Mohawk Industries, Inc.           1,152
*28,500  Performance Food Group Co.          677
*70,000  Quaker Fabric Corp.               1,373
*108,000 Styling Technology Corp.          1,755
*25,500  Suiza Foods Corp.                 1,519
*50,500  Tefron Ltd.                       1,161
*23,000  Triangle Pacific Corp.              779
 30,000  Wolverine World Wide, Inc.          679
                                          15,814

Retail Trades - 3.9%
*35,000  Dominick's Supermarkets, Inc.     1,278
*75,000  Furniture Brands Int'l, Inc.      1,538
*40,000  Guitar Center, Inc.                 920
*25,000  Stage Stores, Inc.                  934
*48,300  The Buckle, Inc.                  1,654
                                           6,324

Miscellaneous - 9.2%
*45,000  American Business Info.,Inc.-CL A   461
*35,000  American Business Info.,Inc.-CL B   359
*100,000 American Eco Corp.                1,081
*50,000  CKS Group, Inc.                     706
*25,000  Consolidated Graphics, Inc.       1,166
*101,000 FirstService Corp.                  758
*53,000  Forensic Technologies Int'l Corp.   662
*80,000  MAXIMUS, Inc.                     1,935
*125,000 May & Speh, Inc.                  1,687
 40,000  Norrell Corp.                       795
*20,000  QuickResponse Services, Inc.        740
*50,000  SOS Staffing Services, Inc.         944
*35,000  Superior Services, Inc.           1,011
*65,500  Vestcom Int'l, Inc.               1,465
*60,000  Warrantech Corp.                    585
*40,000  Waste Industries, Inc.              745
                                          15,100


   FINANCIAL RELATED -7.3%               $12,016

Financial Services - 7.3%
*40,000  Affiliated Managers Group, Inc. $ 1,160
*60,000  Annaly Mortgage Management, Inc.    660
*60,000  BA Merchant Services, Inc.        1,065
 30,000  Excel Realty Trust, Inc.            945
 55,000  Fidelity National Fin'l, Inc.     1,712
*47,300  First Int'l Bancorp, Inc.           573
*40,000  Golf Trust of America, Inc.       1,160
*100,000 Imperial Credit Commercial
          Mortgage Investment Corp.        1,462
*65,000  LINC Capital, Inc.                1,276
 60,000  Ocwen Asset Investment Corp.      1,230
*30,000  Trammell Crow Co.                   773
                                          12,016


Page 11


   SCHEDULE OF INVESTMENTS DECEMBER 31, 197

Schedule of Investments       December 31, 1997

MONETTA FUND (CONTINUED)


                                  QUOTED
SHARES OR                         MARKET
PRINCIPAL                          VALUE
 AMOUNT                       (IN THOUSANDS)

   INDUSTRIAL RELATED - 22.9%           $37,358

ENERGY RESOURCES & SERVICES - 3.8%
*60,000  HANOVER COMPRESSOR CO.         $ 1,226
*60,000  ITEQ, INC.                         690
*140,000 NEWPARK RESOURCES, INC.          2,450
*50,000  THE HOUSTON EXPLORATION CO.        919
*100,000 TITAN EXPLORATION, INC.            950
                                          6,235

HOUSING - 0.7%
*65,625  AMERICAN HOMESTAR CORP.          1,083

INDUSTRIAL & ELECTRONICS PRODUCTS - 14.3%
*75,350  AFC CABLE SYSTEMS, INC.          2,242
*79,000  ADVANCED LIGHTING TECH., INC.    1,501
 30,000  APPLIED POWER, INC.              2,070
*50,000  BALLANTYNE OF OMAHA, INC.          900
*50,000  BERG ELECTRONICS CORP.           1,137
 63,000  CHART INDUSTRIES, INC.           1,437
*60,000  FIBERMARK, INC.                  1,290
*30,000  GENRAD, INC.                       906
*100,000 JPM CO.                          2,125
*50,000  KELLSTROM INDUSTRIES, INC.       1,237
 70,000  MASCOTECH, INC.                  1,286
*39,000  METTLER-TOLEDO INT'L, INC.         673
 20,000  PRECISION CASTPARTS CORP.        1,206
*24,600  SPS TECHNOLOGIES, INC.           1,073
 70,000  SPARTECH CORP.                   1,059
*66,000  TOTAL CONTROL PRODUCTS, INC.       809
*60,000  TRIDENT INT'L, INC.                780
*40,000  U.S. FILTER CORP.                1,198
*60,000  WPI GROUP, INC.                    442
                                         23,371

TRANSPORTATION - 3.5%
 27,000  EXPEDITORS INT'L OF
          WASHINGTON, INC.                1,040
*100,000 MILLER INDUSTRIES, INC.          1,075
*85,000  RAILAMERICA, INC.                  547
*51,000  SIMON TRANSPORTATION
          SERVICES, INC.                  1,224
*30,000  SWIFT TRANSPORTATION CO., INC.     971
 25,000  USFREIGHTWAYS CORP.                812
                                          5,669

MISCELLANEOUS - 0.6%
*40,000  NICHOLS RESEARCH CORP.           1,000

   MEDICAL RELATED - 13.4%              $21,900

MEDICAL SUPPLIES - 2.1%
 50,000  BALLARD MEDICAL PRODUCTS       $ 1,212
*110,000 GRAHAM-FIELD HEALTH
          PRODUCTS, INC.                  1,836
*30,000  MERIDIAN DIAGNOSTICS, INC.         304
                                          3,352

MEDICAL TECHNOLOGY - 2.3%
 55,000  ADAC LABORATORIES                1,086
*30,000  COHR, INC.                         382
*40,000  OEC MEDICAL SYSTEMS, INC.          798
*80,000  STERIGENICS INT'L, INC.          1,520
                                          3,786

PHARMACEUTICALS - 5.7%
*113,000 CHIREX, INC.                     1,992
 70,000  JONES MEDICAL IND., INC.         2,677
*30,000  MEDICIS PHARMACEUTICAL
          CORP. - CL A                    1,534
*156,366 PHARMERICA, INC.                 1,622
*23,100  PRIORITY HEALTHCARE CORP.          349
*110,000 VIVUS, INC.                      1,169
                                          9,343


PHYSICIAN SERVICES - 3.3%
*71,000  CASTLE DENTAL CENTERS, INC.        550
*27,500  HEALTHWORLD CORP.                  332
 91,300  HOOPER HOLMES, INC.              1,330
*61,000  MEDQUIST, INC.                   2,120
*72,500  SHERIDAN HEALTHCARE, INC.        1,087
                                          5,419


TECHNOLOGY RELATED -16.7%               $27,336

COMPUTER SOFTWARE & SYSTEMS - 2.1%
*30,000  PLATINUM TECHNOLOGY, INC.        $ 848
*30,000  PROGRAMMER'S PARADISE, INC.        281
*35,000  QUADRAMED CORP.                    963
*40,900  SMALLWORLDWIDE PLC                 894
*119,000 STORAGE DIMENSIONS, INC.           446
                                          3,432

PAGE 12


   SCHEDULE OF INVESTMENTS DECEMBER 31, 1997


MONETTA FUND (CONTINUED)

                                  QUOTED
SHARES OR                         MARKET
PRINCIPAL                          VALUE
 AMOUNT                       (IN THOUSANDS)


COMPUTER & OFFICE EQUIPMENT - 2.2%
*37,500  ASIA ELECTRONICS HOLDING CO.,INC.   233
*50,500  NORSTAN, INC.                     1,200
*112,000 SCANSOURCE, INC.                  2,240
                                           3,673

SEMICONDUCTORS - 4.0%
*55,100  ATMI, INC.                        1,336
*83,400  AAVID THERMAL
          TECHNOLOGIES, INC.               2,002
*150,000 AEROFLEX, INC.                    1,312
*45,000  AMERICAN TECHNICAL
          CERAMICS CORP.                     681
*40,000  ANADIGICS,  INC.                  1,205
                                           6,536

TELECOMMUNICATIONS & EQUIPMENT - 8.4%
*55,200  AMERILINK CORP.                   1,421
*63,000  AXSYS TECHNOLOGIES, INC.          1,162
*102,000 CMC INDUSTRIES, INC.                599
*125,400 COMDIAL CORP.                     1,160
*85,000  DYCOM INDUSTRIES, INC.            1,833
*24,000  ELECTROMAGNETIC SCIENCES, INC.      486
*60,000  MASTEC, INC.                      1,373
*74,000  P-COM, INC.                       1,277
*56,000  REMEC, INC.                       1,260
*100,000 RMH TELESERVICES, INC.              637
*100,000 TRANSCRYPT INT'L, INC.            2,487
                                          13,695

TOTAL COMMON STOCKS
(COST $133,229) (A)                      156,454

VARIABLE DEMAND NOTES - 2.6%
3,779,700  AMERICAN FAMILY - 5.64%         3,780
489,800    WARNER LAMBERT - 5.64%            490
TOTAL VARIABLE DEMAND NOTES                4,270


COMMERCIAL PAPER - 3.1%
3,000,000 MERRILL LYNCH
          5.820% DUE 01/14/98              2,993
2,000,000 MERRILL LYNCH
          5.800% DUE 01/23/98              1,993
TOTAL COMMERCIAL PAPER                     4,986

TOTAL SHORT-TERM INVESTMENTS               9,256

TOTAL INVESTMENTS - 101.4%
(COST $142,485) (A)                      165,710

OTHER ASSETS LESS LIABILITIES - (1.4)%     2,295

NET ASSETS - 100.0%                     $163,415

(A) FOR TAX PURPOSES, COST IS $142,557; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $30,713; AND AGGREGATE GROSS UNREALIZED DEPRECIATION IS $7,560, RESULTING IN NET UNREALIZED APPRECIATION OF $23,153
  (IN THOUSANDS).

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

  * NON-INCOME PRODUCING SECURITY.

PAGE 13


   SCHEDULE OF INVESTMENTS DECEMBER 31, 1997


MONETTA SMALL-CAP  EQUITY FUND

                                  QUOTED
SHARES OR                         MARKET
PRINCIPAL                          VALUE
 AMOUNT                       (IN THOUSANDS)

COMMON STOCKS - 96.8%

   CONSUMER RELATED - 31.3%             $790

BROADCASTING/CABLE TV - 2.3%
 *6,000 VDI MEDIA                        $58

RECREATION/ENTERTAINMENT - 2.2%
 *2,200 AMF BOWLING, INC.                 55

RESTAURANTS/LODGING - 4.4%
 *4,000 ARK RESTAURANTS CORP.             47
 *5,000 HOSPITALITY WORLDWIDE SERVICES    66
                                         113

RETAIL MANUFACTURES & DISTRIBUTION - 8.1%
 *5,000 CHS ELECTRONICS, INC.             86
 *4,500 HOME PRODUCTS INT'L, INC.         53
 *4,000 STYLING TECHNOLOGY CORP.          65
                                         204

MISCELLANEOUS - 14.3%
 *4,000 FORENSIC TECH INT'L CORP.         50
 *3,000 MAXIMUS, INC.                     73
 *5,000 MAY & SPEH, INC.                  67
 *3,000 SOS STAFFING SERVICE, INC.        57
 *3,000 VESTCOM INT'L, INC.               67
 *2,500 WASTE INDUSTRIES, INC.            46
                                         360


   FINANCIAL RELATED - 10.2%            $256

FINANCIAL SERVICES - 10.2%
 *1,500 AFFILIATED MGRS GROUP, INC.     $ 43
 *2,000 ANNALY MORTGAGE MANAGEMENT,INC.   22
 *1,800 FIRST INT'L BANCORP, INC.         22
 *4,000 IMPERIAL CREDIT COMMERCIAL
          MORTGAGE INVESTMENT CORP.       58
 *3,000 LINC CAPITAL, INC.                59
 *2,000 TRAMMELL CROW CO.                 52
                                         256


   INDUSTRIAL RELATED - 11.2%           $281

ENERGY RESOURCES & SERVICES - 2.8%
 *4,000 NEWPARK RESOURCES, INC.         $ 70

INDUSTRIAL & ELECTRONICS PRODUCTS - 7.1%
 *3,500 JPM CO.                           74
 *1,000 SPS TECHNOLOGIES, INC.            44
 *5,000 TOTAL CONTROL PRODUCTS, INC.      61
                                         179

TRANSPORTATION - 1.3%
 *5,000 RAILAMERICA, INC.                 32


   MEDICAL RELATED - 12.7%              $321

MEDICAL SUPPLIES - 2.5%
 *3,800 GRAHAM-FIELD HEALTH PROD,INC.     63

MEDICAL TECHNOLOGY - 2.6%
 *3,500 STERIGENICS INT'L, INC.           67

PHARMACEUTICALS - 5.5%
 *1,500 CHIREX, INC.                      26
 *2,000 JONES MEDICAL IND., INC.          77
   *700 MEDICIS PHARMACEUTICAL
        CORP. CL A                        36
                                         139

PHYSICIAN SERVICES - 2.1%
 *1,500 MEDQUIST, INC.                    52

   TECHNOLOGY RELATED - 31.4%           $790

COMPUTER SOFTWARE & SYSTEMS - 3.3%
 *3,000 QUADRAMED CORP.                  $82

COMPUTER & OFFICE EQUIPMENT - 2.4%
 *3,000 SCANSOURCE, INC.                  60


SEMICONDUCTORS - 8.3%
 *3,000 AAVID THERMAL TECHNOLOGIES,INC.   72
 *7,000 AEROFLEX, INC.                    61
 *2,500 ANADIGICS, INC.                   76
                                         209


PAGE 14


   SCHEDULE OF INVESTMENTS DECEMBER 31, 1997


MONETTA SMALL-CAP EQUITY FUND (CONTINUED)


                                  QUOTED
SHARES OR                         MARKET
PRINCIPAL                          VALUE
 AMOUNT                       (IN THOUSANDS)

TELECOMMUNICATIONS & EQUIPMENT - 17.4%
 *2,000 AMERILINK CORP.                   52
 *3,000 AXSYS TECHNOLOGIES, INC.          55
 *3,000 BRIGHTPOINT, INC.                 42
 *5,000 CMC INDUSTRIES, INC.              29
 *6,000 COMDIAL CORP.                     56
 *2,000 DYCOM INDUSTRIES, INC.            43
 *3,300 REMEC, INC.                       74
 *8,000 RMH TELESERVICES, INC.            51
 *1,500 TRANSCRYPT INT'L, INC.            37
                                         439

TOTAL COMMON STOCKS
(COST $2,321) (A)                      2,438


VARIABLE DEMAND NOTES - 4.9%
 71,600 JOHNSON CONTROLS - 5.57%          72
 51,400 WARNER LAMBERT - 5.64%            51
TOTAL VARIABLE DEMAND NOTES              123

TOTAL INVESTMENTS - 101.7%
(COST $2,444) (A)                      2,561

OTHER ASSETS LESS LIABILITIES  - (1.7)% (43)

NET ASSETS - 100.0%                   $2,518

(A) COST IS IDENTICAL FOR BOOK AND TAX PURPOSES; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $252, AND AGGREGATE GROSS UNREALIZED DEPRECIATION IS $135, RESULTING IN NET UNREALIZED APPRECIATION OF $117 (IN THOUSANDS).

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

  * NON-INCOMING PRODUCING SECURITY.

PAGE 15



   SCHEDULE OF INVESTMENTS DECEMBER 31, 1997

MONETTA MID-CAP EQUITY FUND


                                  QUOTED
SHARES OR                         MARKET
PRINCIPAL                          VALUE
 AMOUNT                       (IN THOUSANDS)

COMMON STOCKS - 93.4%

   CONSUMER RELATED - 27.7%            $6,062

FOOD PROCESSING - 1.6%
  6,000 DEAN FOODS CO.                   $357

RECREATION/ENTERTAINMENT - 7.3%
*20,000 AMF BOWLING, INC.                 500
*12,000 BUDGET GROUP, INC.                415
*10,000 GALILEO INT'L, INC.               276
 10,000 HERTZ CORP. - CL A                402
                                        1,593

RESTAURANTS/LODGING - 1.2%
  6,000 CKE RESTAURANTS, INC.             253

RETAIL MANUFACTURES & DISTRIBUTION - 3.1%
*25,000 CHS ELECTRONICS, INC.             428
  8,000 HASBRO, INC.                      252
                                          680

RETAIL TRADES - 8.3%
 20,000 AMERICAN STORES CO.               411
*14,000 AUTOZONE, INC.                    406
  6,000 DILLARD'S INC.                    211
  4,500 NORDSTROM, INC.                   272
*18,000 PROFFITT'S, INC.                  512
                                        1,812

MISCELLANEOUS - 6.2%
*30,000 ALLIED WASTE INDUSTRIES, INC.     700
*17,000 USA WASTE SERVICES, INC.          667
                                        1,367


   FINANCIAL RELATED - 12.4%           $2,726

FINANCIAL SERVICES - 12.4%
*10,000 AFFILIATED MANAGERS GROUP,INC.   $290
 10,000 BANK UNITED CORP. - CL A          489
 *7,000 DIME BANCORP, INC.                212
*10,000 HARTFORD LIFE, INC.               453
*20,000 IMPERIAL CREDIT COMMERCIAL
          MORTGAGE INVESTMENT CORP.       293

 *7,700 NATIONWIDE FINANCIAL
          SERVICES, INC. CL A             278
*10,000 SECURITY CAPITAL GROUP,INC.-CL B  325
*15,000 TRAMMELL CROW CO.                 386
                                        2,726


   INDUSTRIAL RELATED - 31.4%          $6,867

ENERGY RESOURCES & SERVICES - 9.5%
*10,000 HANOVER COMPRESSOR CO.          $ 204
*10,000 INPUT/OUTPUT, INC.                297
*30,000 NEWPARK RESOURCES, INC.           525
*15,000 SANTE FE INT'L CORP.              611
  8,000 TIDEWATER, INC.                   441
                                        2,078

HOUSING - 0.9%
  6,000 OAKWOOD HOMES CORP.               199

INDUSTRIAL & ELECTRONICS PRODUCTS - 14.9%
  7,000 APPLIED POWER, INC. - CL A        483
 19,000 COOPER TIRE AND RUBBER CO.        463
*13,000 GULFSTREAM AEROSPACE CORP.        380
 10,000 HARNISCHFEGER INDUSTRIES, INC.    353
 25,000 MASCOTECH, INC.                   460
*15,000 METTLER-TOLEDO INT'L, INC.        259
  7,000 PRECISION CASTPARTS CORP.         422
*15,000 US FILTER CORP.                   449
                                        3,269

MINING/MINERAL RESOURCES - 3.3%
 *7,000 ALUMAX, INC.                      238
  8,000 REYNOLDS METALS CO.               480
                                          718

TRANSPORTATION - 1.7%
  4,500 CNF TRANSPORTATION, INC.          173
  6,000 SWIFT TRANSPORTATION CO., INC.    194
                                          367

MISCELLANEOUS - 1.1%
  4,000 CUMMINS ENGINE                    236


PAGE 16


   SCHEDULE OF INVESTMENTS DECEMBER 31, 1997


MONETTA MID-CAP EQUITY FUND (CONTINUED)

                                  QUOTED
SHARES OR                         MARKET
PRINCIPAL                          VALUE
 AMOUNT                       (IN THOUSANDS)

   MEDICAL RELATED -10.0%              $2,193

PHARMACEUTICALS - 7.8%
 *6,500 ELAN CORP. PLC - ADR            $ 333
 10,000 JONES MEDICAL INDUSTRIES, INC.    382
*20,000 PHARMERICA, INC.                  207
*25,000 VIVUS, INC.                       266
*16,000 WATSON PHARMACEUTICALS, INC.      519
                                        1,707

PHYSICIAN SERVICES - 2.2%
*18,000 PHYCOR, INC.                      486


   TECHNOLOGY RELATED - 11.9%          $2,621

COMPUTER SOFTWARE & SYSTEMS - 2.4%
*15,000 PLATINUM TECHNOLOGY, INC.      $  424
 *5,000 SYMANTEC CORP.                    109
                                          533

COMPUTER & OFFICE EQUIPMENT - 1.8%
*10,000 JABIL CIRCUIT, INC.               398

SEMICONDUCTORS - 0.5%
 *6,000 LSI LOGIC CORP.                   119

TELECOMMUNICATIONS & EQUIPMENT - 7.2%
 11,000 CORNING, INC.                     408
  8,000 HARRIS CORP.                      367
*15,000 MASTEC, INC.                      343
*10,000 NEWBRIDGE NETWORKS CORP.          349
 *6,000 P-COM, INC.                       104
                                        1,571

TOTAL COMMON STOCKS
(COST $18,428) (A)                     20,469


VARIABLE DEMAND NOTES - 3.1%
362,000 AMERICAN FAMILY - 5.64%           362
      320,100 PITNEY BOWES - 5.57%        320
TOTAL VARIABLE DEMAND NOTES               682

COMMERCIAL PAPER - 4.6%
1,000,000 MERRILL LYNCH & CO.
          5.810% DUE 01/21/98             997

TOTAL SHORT-TERM INVESTMENTS            1,679

TOTAL INVESTMENTS - 101.1%
(COST $20,107) (A)                     22,148

OTHER ASSETS LESS LIABILITIES (1.1)%    (240)

NET ASSETS - 100.0%                   $21,908


(A) COST IS IDENTICAL FOR BOOK AND TAX PURPOSES; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $3,174, AND AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,133, RESULTING IN NET UNREALIZED APPRECIATION OF $2,041 (IN THOUSANDS).

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

  * NON-INCOME PRODUCING SECURITY.


PAGE 17


   SCHEDULE OF INVESTMENTS DECEMBER 31, 1997


MONETTA LARGE-CAP EQUITY FUND

                                  QUOTED
SHARES OR                         MARKET
PRINCIPAL                          VALUE
 AMOUNT                       (IN THOUSANDS)



COMMON STOCKS - 92.2%

   CONSUMER RELATED - 27.5%            $1,173

RECREATION/ENTERTAINMENT - 7.7%
 *5,000 AMF BOWLING, INC.               $ 125
 *3,000 GALILEO INT'L, INC.                83
  3,000 HERTZ CORP.                       121
                                          329

RETAIL MANUFACTURES & DISTRIBUTION - 3.8%
  2,000 ESTEE LAUDER CO.                  103
  1,200 KIMBERLY-CLARK CORP.               59
                                          162

RETAIL TRADES - 6.3%
  4,400 AMERICAN STORES CO.                90
 *2,500 AUTOZONE, INC.                     73
 *9,000 KMART CORP.                       104
                                          267

MISCELLANEOUS - 9.7%
 *4,000 ALLIED WASTE INDUSTRIES, INC.      93
  2,000 BROWNING-FERRIS INDUSTRIES, INC.   74
  1,000 COASTAL CORP.                      62
  1,100 TIME WARNER, INC.                  68
 *3,000 USA WASTE SERVICES, INC.          118
                                          415


   FINANCIAL RELATED - 15.1%             $644

FINANCIAL SERVICES - 15.1%
  1,800 EQUITABLE COMPANIES, INC.        $ 89
  1,100 FLEET FINANCIAL GROUP, INC.        82
 *2,000 HARTFORD LIFE, INC.                91
   *600 HOUSEHOLD INT'L, INC.              76
 *2,600 NATIONWIDE FINANCIAL SVCS.,INC.    94
        CL A
    500 SLM HOLDING CORP.                  70
 *2,000 SECURITY CAPITAL GROUP B           65
  1,200 WASHINGTON MUTUAL, INC.            77
                                          644


   INDUSTRIAL RELATED - 29.6%          $1,266

ENERGY RESOURCES & SERVICES - 7.4%
  1,000 DIAMOND OFFSHORE DRILLING, INC.  $ 48
 *3,000 SANTE FE INT'L CORP.              122
  2,000 TRANSOCEAN OFFSHORE, INC.          96
  2,100 UNION PACIFIC RESOURCES GROUP,INC. 51
                                          317

INDUSTRIAL & ELECTRONICS PRODUCTS - 10.7%
  2,500 COOPER TIRE AND RUBBER CO.         61
  1,500 EATON CORP.                       134
  1,600 HARNISCHFEGER INDUSTRIES, INC.     56
  1,000 PRECISION CASTPARTS CORP.          60
 *3,000 US FILTER CORP.                    90
  1,000 WHIRLPOOL CORP.                    55
                                          456

MINING/MINERAL RESOURCES - 6.6%
  1,800 ALUMINUM COMPANY OF AMERICA       127
  1,000 NUCOR CORP.                        48
  1,800 REYNOLDS METALS CO.               108
                                          283

MISCELLANEOUS - 4.9%
  1,000 CUMMINS ENGINE                     59
  1,200 INTERNATIONAL PAPER CO.            52
  2,500 TENNECO, INC.                      99
                                          210

   MEDICAL RELATED - 5.2%                $221

PHARMACEUTICALS - 1.8%
 *1,500 ELAN CORP. PLC - ADR              $77

PHYSICIAN SERVICES - 3.4%
 *4,000 MEDPARTNERS, INC.                  90
 *2,000 PHYCOR, INC.                       54
                                          144

   TECHNOLOGY RELATED - 14.8%            $629

COMPUTER & OFFICE EQUIPMENT - 1.5%
    900 XEROX CORP.                     $  66

SEMICONDUCTORS - 2.0%
 *1,800 ALTERA CORP.                       59
 *1,200 LSI LOGIC CORP.                    24
                                           83


PAGE 18

   SCHEDULE OF INVESTMENTS DECEMBER 31, 1997


MONETTA LARGE-CAP EQUITY FUND (CONTINUED)


                                  QUOTED
SHARES OR                         MARKET
PRINCIPAL                          VALUE
 AMOUNT                       (IN THOUSANDS)

TELECOMMUNICATIONS & EQUIPMENT - 11.3%
 *2,200 AIRTOUCH COMMUNICATIONS, INC.      91
  1,800 CINCINNATI BELL, INC.              56
  2,800 CORNING INC.                      104
  2,200 HARRIS CORP.                      101
    900 MOTOROLA, INC.                     51
 *2,200 NEWBRIDGE NETWORKS CORP.           77
                                          480

TOTAL COMMON STOCKS
(COST $3,734) (A)                       3,933

VARIABLE DEMAND NOTES - 3.1%
133,000 JOHNSON CONTROLS - 5.57%          133

COMMERCIAL PAPER - 4.7%
200,000 MERRILL LYNCH
          5.840% DUE 01/16/98             200

TOTAL SHORT-TERM INVESTMENTS              333

TOTAL INVESTMENTS - 100.0%
(COST $4,067) (A)                       4,266

OTHER ASSETS LESS LIABILITIES             (1)

NET ASSETS - 100.0%                    $4,265

(A) COST IS IDENTICAL FOR BOOK AND TAX PURPOSES; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $391, AND AGGREGATE GROSS UNREALIZED
DEPRECIATION IS $192, RESULTING IN NET UNREALIZED APPRECIATION
OF $199 (IN THOUSANDS).

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

  * NON-INCOME PRODUCING SECURITY.

PAGE 19


   SCHEDULE OF INVESTMENTS DECEMBER 31, 1997

MONETTA BALANCED FUND


                                  QUOTED
SHARES OR                         MARKET
PRINCIPAL                          VALUE
 AMOUNT                       (IN THOUSANDS)


COMMON STOCKS - 61.5%

   CONSUMER RELATED - 20.4%            $2,464

BROADCASTING/CABLE TV - 0.8%
*10,000 VDI MEDIA                         $96

FOOD PROCESSING - 0.7%
  1,500 DEAN FOODS CO.                     89

RECREATION/ENTERTAINMENT - 3.9%
  5,000 AMF BOWLING, INC.                 125
  4,000 BUDGET GROUP, INC. - CL A         138
  3,000 GALILEO INT'L, INC.                83
  3,000 HERTZ CORP.                       121
                                          467

RESTAURANTS/LODGING - 1.7%
 *6,000 ARK RESTAURANTS CORP.              70
 *6,000 BRIDGESTREET ACCOMMODATIONS        61
 *6,000 HOSPITALITY WORLDWIDE SERVICES     79
                                          210

RETAIL MANUFACTURES & DISTRIBUTION - 6.1%
 *7,000 CHS ELECTRONICS, INC              120
  1,500 ESTEE LAUDER CO.                   77
 *4,000 HIRSCH INT'L CORP. - CL A          88
 *5,000 INDUSTRIAL DISTRIBUTION GROUP,INC. 78
  1,800 KIMBERLY-CLARK CORP.               89
 *3,000 QUAKER FABRIC CORP.                59
 *7,000 STYLING TECHNOLOGY CORP.          114
 *5,000 TEFRON LTD.                       115
                                          740

RETAIL TRADES - 2.4%
  4,000 AMERICAN STORES CO.                82
 *3,000 AUTOZONE, INC.                     87
*10,000 KMART CORP.                       116
                                          285

MISCELLANEOUS - 4.8%
 *6,000 ALLIED WASTE INDUSTRIES, INC.     140
 *2,500 AMERICAN BUSINESS INFO., INC.      26
        CL A
 *2,500 AMERICAN BUSINESS INFO., INC.      25
        CL B
*10,000 FIRSTSERVICE CORP                  75
 *3,500 MAXIMUS, INC.                      85
 *6,000 MAY & SPEH, INC.                   81
 *3,700 USA WASTE SERVICES, INC.          145
                                          577


   FINANCIAL RELATED - 8.7%            $1,046

FINANCIAL SERVICES - 8.7%
 *3,500 AFFILIATED MANAGERS GROUP, INC.  $101
 *6,000 ANNALY MORTGAGE MANAGEMENT, INC.   66
 *2,000 EQUITABLE COMPANIES, INC.         100
   *900 FIRST INT'L BANCORP, INC.          11
 *3,000 GOLF TRUST OF AMERICA, INC.        87
*10,000 IMPERIAL CREDIT COMMERCIAL
          MORTGAGE INVESTMENT CORP.       146
 *7,000 LINC CAPITAL, INC.                137
 *1,900 NATIONWIDE FINANCIAL SVCS., INC.   69
          CL A
  5,000 OCWEN ASSET INVESTMENT CORP.      103

 *3,000 SECURITY CAPITAL GROUP B           97
 *5,000 TRAMMELL CROW CO.                 129
                                        1,046


   INDUSTRIAL RELATED - 15.8%          $1,900

ENERGY RESOURCES & SERVICES - 4.1%
 *7,000 NEWPARK RESOURCES, INC.         $ 123
 *3,400 SANTE FE INT'L CORP.              138
  2,000 TIDEWATER, INC.                   110
  2,500 TRANSOCEAN OFFSHORE, INC.         121
                                          492

INDUSTRIAL & ELECTRONICS PRODUCTS - 8.3%
 *4,000 ADVANCED LIGHTING TECH., INC.      76
  4,000 COOPER TIRE AND RUBBER CO.         98
  1,600 EATON CORP.                       143
 *3,000 GULFSTREAM AEROSPACE CORP.         88
  1,200 HARNISCHFEGER INDUSTRIES, INC.     42
 *4,000 JPM CO.                            85
  6,000 MASCOTECH, INC.                   110
 *6,000 METTLER-TOLEDO INT'L INC.         104
  1,400 PRECISION CASTPARTS CORP.          84
 *8,500 TOTAL CONTROL PRODUCTS, INC.      104
 *2,000 U.S. FILTER CORP.                  60
                                          994

MINING/MINERAL RESOURCES - 1.9%
  2,000 ALUMINUM COMPANY OF AMERICA       141
  1,500 REYNOLDS METALS CO.                90
                                          231

TRANSPORTATION - 0.5%
*10,000 RAILAMERICA, INC.                  64

MISCELLANEOUS - 1.0%
  3,000 TENNECO, INC.                     119


PAGE 20


   SCHEDULE OF INVESTMENTS DECEMBER 31, 1997


MONETTA BALANCED FUND (CONTINUED)


                                  QUOTED
SHARES OR                         MARKET
PRINCIPAL                          VALUE
 AMOUNT                       (IN THOUSANDS)

   MEDICAL RELATED - 6.2%                $744

MEDICAL TECHNOLOGY - 1.5%
  *7,000 COHR, INC.                      $ 89
  *5,000 STERIGENICS INT'L INC.            95
                                          184

PHARMACEUTICALS - 3.1%
  *7,200 CHIREX INC.                      127
  *7,000 PHARMERICA, INC.                  73
  *7,000 VIVUS, INC.                       74
  *3,000 WATSON PHARMACEUTICALS, INC.      97
                                          371

PHYSICIAN SERVICES - 1.6%
 *10,000 CASTLE DENTAL CENTERS, INC.       77
  *5,000 MEDPARTNERS, INC.                112
                                          189

   TECHNOLOGY RELATED - 10.4%          $1,263

COMPUTER SOFTWARE & SYSTEMS - 0.3%
 *10,000 STORAGE DIMENSIONS, INC.       $  38


COMPUTER & OFFICE EQUIPMENT - 1.0%
  *6,000 SCANSOURCE, INC.                 120

SEMICONDUCTORS - 2.9%
  *5,000 AAVID THERMAL TECHNOLOGIES, INC. 120
 *13,000 AEROFLEX, INC.                   114
  *4,000 ANADIGICS, INC.                  120
                                          354

TELECOMMUNICATIONS & EQUIPMENT - 6.2%
  *6,000 AXSYS TECHNOLOGIES, INC.         111
  *7,000 CMC INDUSTRIES, INC.              41
  *6,000 COMDIAL CORP.                     56
   3,000 CORNING, INC.                    111
  *3,000 DYCOM INDUSTRIES, INC.            65
   2,000 HARRIS CORP.                      92
  *2,300 NEWBRIDGE NETWORKS CORP.          80
 *12,000 RMH TELESERVICES, INC.            76
  *4,800 TRANSCRYPT INT'L, INC.           119
                                          751

TOTAL COMMON STOCKS
(COST $7,130) (A)                       7,417

VARIABLE DEMAND NOTES - 4.8%
 449,200 JOHNSON CONTROLS - 5.57%         449
 122,000 PITNEY BOWES - 5.57%             122
TOTAL VARIABLE DEMAND NOTES               571

U.S. TREASURY NOTES - 13.9%
 100,000 6.000% DUE 10/15/99              101
 900,000 5.750% DUE 11/15/00              902
 220,000 6.250% DUE 02/15/03              225
 300,000 5.750% DUE 08/15/03              300
 150,000 5.875% DUE 02/15/04              151
TOTAL U.S. TREASURY NOTES               1,679

CORPORATE BONDS - 9.5%
 450,000 CHASE MANHATTAN
          9.750% DUE 11/01/01             504
 300,000 ONT GLOBAL BOND
          7.375% DUE 01/27/03             315
 300,000 BANK UNITED CORP.
          8.875% DUE 05/01/07             328
TOTAL CORPORATE BONDS                   1,147

GOVERNMENT OBLIGATIONS - 6.6%
 775,000 HUD HOUSING URBAN DEVELOPMENT
          6.410% DUE 08/01/05             792

MORTGAGE OBLIGATIONS - 3.4%
 400,000 GREEN TREE HOME IMPV. MORTG.
          6.780% DUE 06/15/28             409

TOTAL INVESTMENTS - 99.7%
(COST $11,664) (A)                     12,015

OTHER ASSETS LESS LIABILITIES - 0.3%       39

NET ASSETS - 100.0%                   $12,054

(A) FOR TAX PURPOSES, COST IS $11,664; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $870; AND AGGREGATE GROSS UNREALIZED
    DEPRECIATION IS $519; RESULTING IN NET UNREALIZED APPRECIATION OF $351 IN THOUSANDS).

    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

  * NON-INCOME PRODUCING SECURITY.

   SCHEDULE OF INVESTMENTS DECEMBER 31, 1997

MONETTA INTERMEDIATE BOND FUND

                                  QUOTED
SHARES OR                         MARKET
PRINCIPAL                          VALUE
 AMOUNT                       (IN THOUSANDS)


TREASURY NOTES - 23.6%
 200,000 5.500% DUE 04/15/00        $  199
 210,000 6.625% DUE 04/30/02           217
 100,000 6.000% DUE 07/31/02           101
 200,000 5.750% DUE 08/15/03           200
 200,000 6.500% DUE 05/15/05           209
                                       926

MUNICIPAL TAXABLE BOND - 1.1%
  40,000 SHEBOYGAN, WI TIF #6
           8.250% DUE 03/15/03          43


CORPORATE BONDS - 63.3%
  50,000 AMERICAN AIRLINES, 8.700%
           DUE 01/15/98                 50
  50,000 SALOMON INC., 9.375%
           DUE 04/15/98                 51
 200,000 AHMANSON, 6.530%
           DUE 06/01/98                201
 150,000 INT'L LEASE FINANCE, 6.690%
           DUE 04/30/00                152
 110,000 PACIFIC GAS & ELECTRIC, 8.750%
           DUE 01/01/01                118
 150,000 FIRST CHICAGO CORP., 11.250%
           DUE 02/20/01                172
  50,000 AMERICAN STANDARD, 9.875%
           DUE 06/01/01                 52
 300,000 CHASE MANHATTAN, 9.750%
           DUE 11/01/01                336
 150,000 SMITHKLINE BEECH, 6.625%
           DUE 01/28/02                151
 175,000 ASSOCIATES CORP NA, 6.875%
           DUE 06/20/02                178
  50,000 DAYTON HUDSON, 9.750%
           DUE 07/01/02                 56
 100,000 NATIONAL RURAL UTILITY, 6.500%
           DUE 09/15/02                101
 100,000 IBM CORP., 7.250%
           DUE 11/01/02                105

 100,000 RJR NABISCO INC., 8.625%
           DUE 12/01/02                106
 100,000 ONT-GLOBAL BOND, 7.375%
           DUE 01/27/03                105
 125,000 TEXACO CAPITAL, 8.500%
           DUE 02/15/03                138
 100,000 WEBB, DEL E., 9.750%
           DUE 03/01/03                103
 100,000 SALOMON INC., 6.750%
           DUE 01/15/06                101
 100,000 BANK UNITED CORP., 8.875%
           DUE 05/01/07                109
 100,000 LCI INT'L. INC., 7.250%
           DUE 06/15/07                104
                                     2,489



U.S. GOVERNMENT AGENCIES - 9.1%
 250,000  HUD HOUSING URBAN DEVELOPMENT
           6.360% DUE 08/01/04         254
 100,000  FEDERAL HOME LOAN BANK
           6.440% DUE 11/28/05         103
                                       357

MORTGAGE OBLIGATIONS - 0.3%
  12,845  GNMA, 8.500%
           DUE 07/15/21                 14

VARIABLES DEMAND NOTES - 0.9%
  35,000  WARNER LAMBERT - 5.64%        35

TOTAL INVESTMENTS - 98.3%
(COST $3,807) (A)                    3,864

OTHER ASSETS AND LIABILITIES - 1.7%     69

NET ASSETS - 100.0%                 $3,933

(A)COST IS IDENTICAL FOR BOOK AND TAX PURPOSES; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $57, AND AGGREGATE GROSS UNREALIZED DEPRECIATION IS LESS THAN $1 THOUSAND, RESULTING IN NET UNREALIZED APPRECIATION OF $57 (IN THOUSANDS).

    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   SCHEDULE OF INVESTMENTS DECEMBER 31, 1997



MONETTA GOVERNMENT MONEY MARKET FUND



SHARES OR                         MARKET
PRINCIPAL                          VALUE
 AMOUNT                       (IN THOUSANDS)


GOVERNMENT OBLIGATIONS - 99.6%

FEDERAL HOME LOAN BANK DISC. NOTES-54.3%
 325,000  DUE 01/05/98                $   325
 210,000  DUE 01/26/98                    209
 230,000  DUE 02/05/98                    229
 700,000  DUE 02/17/98                    695
 385,000  DUE 02/24/98                    382
 310,000  DUE 03/02/98                    307
 280,000  DUE 03/18/98                    277
                                        2,424


FEDERAL NATIONAL MORTGAGE ASSOC. DISC. NOTE - 23.8%
 640,000  DUE 01/16/98                    638
 425,000  DUE 02/05/98                    423
                                        1,061

FEDERAL HOME LOAN MORTGAGE
CORP. DISCOUNT NOTE - 21.5%
 340,000  DUE 01/21/98                    339
 627,000  DUE 03/06/98                    621
                                          960

TOTAL INVESTMENTS - 99.6%               4,445
      (COST $4,445) (A)

OTHER ASSETS LESS LIABILITIES - 0.4%       19

NET ASSETS - 100.0%                    $4,464

(A) COST IS IDENTICAL FOR BOOK AND TAX PURPOSES.

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 1997
   (IN THOUSANDS)

                                                        SMALL-CAP     MID-CAP
                                             MONETTA      EQUITY       EQUITY
                                              FUND         FUND         FUND

ASSETS:
INVESTMENTS AT MARKET VALUE (COST: $142,485;
$2,444; $20,107; $4,067;$11,664; $3,807;
$4,445) (NOTE 1)                            $165,710      $2,561       $22,148
CASH                                               0           4             5
Interest and dividends
  receivable                                     119           1            13
Receivable for securities sold                   497           0             0

Total Assets                                 166,326       2,566        22,166


Liabilities:
Payables:
  Custodial bank                                 438           0             0
  Investment advisory fees (Note 2)              166           1            14
  Distribution and service                         0           1            39
    charges payable
  Investments purchased                        2,173          42           195
  Fund shares redeemed                             0           0             0
Accrued expenses                                 134           4            10

Total Liabilities                              2,911          48           258

Net assets                                  $163,415      $2,518       $21,908

Analysis of net assets:
  Paid in capital (b)                        134,815       2,371        18,098
  Accumulated undistributed
    net investment income                          0           0             0
  Accumulated undistributed
    net realized gain                          5,375          30         1,769
  Net unrealized appreciation
    on investments                            23,225         117         2,041

Net Assets                                  $163,415      $2,518       $21,908

Net asset value, offering price, and redemption
price per share (9,460 shares of capital stock
and 181; 1,463; 319; 856; 377; 4,464 shares of
beneficial interest issued and outstanding
respectively)
                                              $17.27      $13.90        $14.98

    See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Amount for Monetta Fund represents $95 of $0.01 par value and $134,720 of additional paid in capital, 100 million shares are authorized. Each fund of Monetta Trust has an unlimited number of no par value share of beneficial interest authorized.



        Large-Cap                Intermediate      Government
         Equity     Balanced         Bond         Money Market
         Fund         Fund           Fund             Fund

        $4,266     $12,015          $3,864            $4,445
             5         115               1                23
             5          64              73               (a)

             0           0               0                 0

         4,276      12,194           3,938             4,468



             0           0               0                 0
             2           4               1                 0
             5          11               2                 0

             0         117               0                 0
             0           1               0                 0
             4           7               2                 4

            11         140               5                 4

        $4,265     $12,054          $3,933            $4,464


         3,796      11,251           3,875             4,464

             0           2             (a)                 0

           270         450               1                 0

           199         351              57                 0

        $4,265     $12,054          $3,933            $4,464






        $13.36      $14.08          $10.45             $1.00

   STATEMENTS OF OPERATIONS DECEMBER 31, 1997
   (IN THOUSANDS)


                                                       Small-Cap      Mid-Cap
                                        Monetta         Equity        Equity
                                         Fund            Fund*        Fund




Investment income and expenses:
Investment income:
   Interest                            $  956         $   4         $   83
   Dividend                               481             2            110
   Other income                           622             0              2

Total Investment Income                 2,059             6            195

Expenses:
   Investment advisory fee (Note 2)     1,665             7            153
   Distribution expense                     0             2             46
   Custodial fees and bank cash            52             4             10
     management fee
   Transfer and shareholder servicing     738             4             42
     agent fee

   Other                                    0             0              0

Total Expenses                          2,455            17            251
   Expenses waived and reimbursed           0             0              0

Expenses net of waived and reimbursed   2,455            17            251
   expenses
Net investment income (loss)            (396)          (11)           (56)

Realized and unrealized gain on investments:
Realized gains on investments:
   Proceeds from sales                208,690         1,389         26,852
   Cost of securities sold            177,021         1,249         20,468

Net realized gain on investments       31,669           140          6,384

Net unrealized appreciation (depreciation) on investments:
   Beginning of period                 18,128             0          3,183
   End of period                       23,225           117          2,041

Net change in net unrealized appreciation (depreciation) on
   investments during the period        5,097           117        (1,142)

Net realized and unrealized gain on    36,766           257          5,242
   investments


Net increase in net assets from       $36,370          $246           5,186
   operatations

  * For period from 2/1/97 through 12/31/97.

    See accompanying notes to financial statements.

(a) Rounds to less than $1,000.


       Large-Cap                            Intermediate       Government
        Equity             Balanced             Bond          Money Market
          Fund              Fund                Fund              Fund


      $   21              $  205              $   202        $     288
          33                  35                    0                0
           0                 (a)                  (a)              (a)

          54                 240                  202              288


          28                  34                   11               14
           9                  20                    7                5
           4                   8                    2                3

          15                  22                    7               19


         (a)                 (a)                    0                0

          56                  84                   27               41
           0                   0                  (7)             (20)

          56                  84                   20               21

         (2)                 156                  182              267



       4,061               8,877                2,702           28,385
       3,230               7,706                2,684           28,385

         831               1,171                   18                0


         210                 115                 (13)                0
         199                 351                   57                0


        (11)                 236                   70                0

         820               1,407                   88                0



        $818              $1,563                 $270             $267

Page 27


   STATEMENTS OF CHANGES IN NET ASSETS DECEMBER 31, 1997
(IN THOUSANDS)

                                                      Small-Cap      Mid-Cap
                                        Monetta         Equity        Equity
                                         Fund            Fund          Fund

                                    1997    1996     1997**        1997   1996

From investment activities:

Operations:


  Net investment income (loss)  $  (396) $ (1,489)   $ (11)    $   (56) $   52
  Net realized gain (loss) on     31,669   (1,995)      140       6,384     423
   investments
  Net change in net unrealized appreciation
   (depreciation) on investments
   during the period               5,097     8,722      117     (1,142)   2,890


Net increase (decrease) in net assets
   from operations                36,370     5,238      246      5,186    3,365

  Distribution from net investment
    income                             0         0        0        (a)    (52)
  Distribution from short-term
    capital gains, net (b)       (15,860)        0     (99)    (1,696)      0
  Distribution from net           (6,981)        0        0    (3,032)      0
    realized gains
Increase (decrease) in net assets
  from investment activities       13,529    5,238      147       458     3,313

From capital transactions (Note 3):

Proceeds from shares sold          13,641   19,940    2,498      5,590    5,820
Net asset value of shares issued
  through dividend reinvestment    22,534      (a)       95      4,686      50
Cost of shares redeemed          (97,806) (176,381)    (222)    (6,164)  (6,061)

Increase (decrease) in net assets
  from capital transactions      (61,631) (156,441)    2,371     4,112    (191)

Total increase (decrease)
  in net assets                  (48,102) (151,203)    2,518     4,570    3,122

Net assets at beginning
  of period                      211,517   362,720         0    17,338   14,216

Net assets at end of period*    $163,415  $211,517    $2,518   $21,908   17,338


    See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

  * Including undistributed net investment income at the beginning and end of the period of $1 thousand and $0, respectively, for the Mid-Cap Equity Fund, and $0 and $2 thousand, respectively, for the Balanced Fund.

**    For period from 2/1/97 through 12/31/97.

     Large-Cap                               Intermediate       Government
      Equity            Balanced                 Bond          Money Market
       Fund               Fund                   Fund              Fund

   1997    1996        1997   1996            1997   1996        1997   1996


 $  (2) $     5   $     156 $   13          $  182 $  190      $  267 $  292
    831     160       1,171     76              18    (4)           0      0



   (11)     147         236     94              70    (4)           0      0



    818     312       1,563    183             270    182         267    292


      0     (4)       (154)   (13)           (181)  (190)       (267)  (292)

  (296)       0       (676)      0            (14)   (17)           0      0
  (275)   (141)        (56)   (61)             (a)      0           0      0


    247     167         677    109              75   (25)           0      0



  2,135   1,496       9,742  1,941           1,371    653       6,338 15,949

    559     144         618     72             170    175         252    268
  (964)   (591)     (1,319)  (196)           (452) (1,623)    (8,358) (14,378)


  1,730  1,049       9,041   1,817           1,089   (795)    (1,768)  1,839


  1,977  1,216       9,718   1,926           1,164   (820)    (1,768)  1,839


  2,288  1,072       2,336     410           2,769   3,589      6,232  4,393

 $4,265 $2,288     $12,054  $2,336          $3,933  $2,769     $4,464 $6,232

   NOTES TO FINANCIAL STATEMENTS                      DECEMBER 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES:
   Monetta Fund, Inc. ("Monetta Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund generally invests in companies with a market capitalization range of $50 million to $1 billion.

   Monetta Trust ("the Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

Small-Cap Equity Fund. The primary objective of this fund is capital appreciation. The Fund typically invests in companies with a market capitalization of less than $1 billion.

Mid-Cap Equity Fund. The primary objective of this fund is long-term capital growth by investing in common stocks believed to have above-average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $5 billion.

Large-Cap Equity Fund. The primary objective of this fund is to seek long-term capital growth by investing in common stocks believed to have above-average growth potential. The Fund typically invests in companies with market capitalization of greater than $5 billion.

Balanced Fund. The objective of this fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

Intermediate Bond Fund. The objective of this fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

   Monetta Family of Funds is comprised of Monetta Fund, Inc., and each of the Trust Series and is collectively referred to as the "Funds." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles:

   (a) Securities Valuation
Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

   (b) Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

   NOTES TO FINANCIAL STATEMENTS                      DECEMBER 31, 1997

   (c) Federal Income Taxes
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.

   (d) General
Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized on a straight-line basis over the life of each applicable security. Other income primarily represents income received, as a member of a class of plaintiffs, from the favorable settlement of class action suits, which arose in connection with security holdings of the Funds in prior periods.

   (e) Distributions of Incomes and Gains
Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ. These differences are permanent in nature and may result in distributions in excess of book basis net investment income for certain periods.

For federal income tax purposes, a net operating loss is offset against net short-term gains. During the year, Monetta Fund, Inc., Monetta Large-Cap Equity Fund, Monetta Mid-Cap Equity Fund, and Monetta Small-Cap Equity Fund had net operating losses of $396,527; $1,798; $55,953; and $11,097; which were offset against short-term gains. This created a permanent book and tax difference as these losses have been reclassified from undistributed net investment income to accumulated net realized gains.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

For the year ended December 31, 1997, the Monetta Fund, Inc., paid capital gains of $6,588,219, which are taxed at a rate of 28%, and $392,868, which are taxed at a rate of 20%; Monetta Large-Cap Equity Fund paid capital gains of $173,032, which are taxed at a rate of 28%, and $102,371, which are taxed at a rate of 20%; Monetta Mid-Cap Equity Fund paid capital gains of $1,666,014, which are taxed at a rate of 28%, and $1,366,393, which are taxed at a rate of 20%; Monetta Balanced Fund paid capital gains of $45,619, which are taxed at a rate of 28%, and $10,262, which are taxed at a rate of 20%; and Monetta Intermediate Bond Fund paid capital gains of $154, which are taxed at a rate of 20%.

   NOTES TO FINANCIAL STATEMENTS                      DECEMBER 31, 1997

2. RELATED PARTIES:
   Robert S. Bacarella is an officer and director of the Funds and also an officer, director, and majority shareholder of the investment advisor, Monetta Financial Services, Inc. ("Advisor"). For the twelve months ended December 31, 1997, remuneration required to be paid to all interested director or trustee has been absorbed by the Advisor. Fees paid to outside Directors or Trustees have been absorbed by the respective Funds.

   Each Fund pays an investment advisory fee to the Advisor, based on that Fund's individual net assets, payable monthly at the annual rate of 1% for Monetta Fund, 0.75% for Small-Cap, Mid-Cap, and Large-Cap Equity Funds; 0.40% for Balanced Fund; 0.35% for Intermediate Bond Fund; and 0.25% for the Government Money Market Fund. From these fees the Advisor pays all the Fund's ordinary operating expenses other than the advisory fee, distribution charges (Trust only) and charges of the Fund's custodian and transfer agent.
Investment advisory fees waived for the twelve months ended December 31, 1997 for the Intermediate Bond Fund were $6,929 of total fees of $11,485.
Investment advisory fees waived and expenses paid by the Advisor through December 31, 1997 for the Government Money Market Fund were $13,868 and $6,008, respectively. Additionally, brokerage commissions of $7,750; $750; $50; and $100 were paid by the Monetta Fund, the Mid-Cap Equity Fund, the Large-Cap Equity Fund and the Balanced Fund, respectively, to Monetta Investment Services, L.L.C. (formerly Monetta Brokerage, Inc.) during the twelve months ended December 31, 1997.

                        Shares Owned by the Advisor

                              Shares      % of Fund
Monetta Fund                  3,338       0.04
Small-Cap Fund                17,946      9.91
Mid-Cap Fund                  9,407       0.64
Large-Cap Fund                12,850      4.03
Balanced Fund                 59,914      7.00
Intermediate Bond Fund        78,755      20.92
Government Money Market Fund  512,032     11.47

   NOTES TO FINANCIAL STATEMENTS                      DECEMBER 31, 1997

3.  CAPITAL STOCK AND SHARE UNITS:
    There are 100,000,000 shares of $0.01 par value capital stock authorized for Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.


                              Small-   Mid-  Large-
                               Cap     Cap   Cap             Inter.    Money
                      Monetta Equity  Equity Equity Balanced Bond      Market
(In Thousands)           Fund  Fund*   Fund   Fund    Fund   Fund       Fund


1996 Beginning Shares   23,265         1,188   101    39      350     4,393
Shares sold              1,270           436   123   157       64    15,949
Shares issued upon
 dividend reinvestment       0             3    12     6       17       268
Shares redeemed        (11,183)        (457)  (49)  (17)    (160)   (14,378)
Net increase (decrease) in
  shares outstanding    (9,913)         (18)  (86) (146)     (79)    (1,839)

1997 Beginning shares   13,352     0  1,170   187    185      271     6,232
Shares sold                752   190    341   161    723      133     6,338
Shares issued upon
  dividend reinvestment  1,289     7    315    42     43       17       252
Shares redeemed        (5,933)  (16)  (363)  (71)   (95)     (44)    (8,358)
Net increase (decrease) in
  shares outstanding   (3,892)   181    293   132    671      106    (1,768)
Ending shares            9,460   181  1,463   319    856      377     4,464

*Inception date February 1, 1997

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    The cost of purchases and proceeds from sales of securities for the twelve months ended December 31, 1997, excluding short-term securities were: Monetta Fund $147,063,889 and $208,690,377; Small-Cap Fund $3,569,614
    and $1,388,673; Mid-Cap Fund $25,355,859 and $26,851,639; Large-Cap Fund
    $5,182,296 and $4,061,223; Balanced Fund $26,512,475 and $8,876,986; and
    Intermediate Bond Fund $6,082,855 and $2,701,992. The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund $3,603,212 and $1,931,063; and Intermediate Bond Fund $1,670,617 and $2,020,879.

5.    DISTRIBUTION PLAN:
      The Trust and its shareholders have adopted a service and distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to .25% for the Small-Cap, Mid-Cap, Large-Cap, Balanced, and Intermediate Funds and up to .10% for the Government Money Market Fund are accrued daily. The distributor is Funds Distributor, Inc.

   NOTES TO FINANCIAL STATEMENTS                      DECEMBER 31, 1997

6. FINANCIAL HIGHLIGHTS:

MONETTA FUND
Financial highlights for Monetta Fund for a share of capital stock outstanding throughout the period is presented below:


                                  1997         1996          1995      1994


Net asset value at beginning    $ 15.842     $ 15.591    $ 14.515     $ 15.539
  of period
Net investment income (loss)      (.041)       (.079)        .029      (.026)

Net realized and unrealized gain (loss)
  on investments                   4.223         .330       4.075      (.938)

Total from investment operations:  4.182         .251       4.104      (.964)

Less:
Distributions from net investment      0            0      (.028)         0
   income
Distributions from short-term     (1.910)           0      (3.000)     (.060)
   capital gains, net (a)
Distributions from net realized    (.840)           0           0          0
   gains
Total distributions               (2.750)           0      (3.028)      (.060)

Net asset value at end of period $ 17.274     $ 15.842    $ 15.591     $ 14.515

Total return                       26.18%        1.60%      28.02%      (6.21)%

Ratio to average net assets:
  Expenses*                         1.48%        1.38%       1.36%       1.35%
  Net investment income*           (0.24)%      (.51)%        .18%       (.15)%
  Avg. comm. paid-per equity
    trade (b)                     $ 0.062     $ 0.063
  Portfolio turnover                97.8%       204.8%     272.0%       191.3%
      Net assets ($ millions)    $ 163.4      $ 211.5   $  362.7     $   364.9


  * If certain expenses had not been assumed by the investment advisor in 1989, the ratios of expenses and net investment income to average net assets would have been 1.83% and 1.92%, respectively.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

(b)Represents the average commissions paid on equity transactions entered into during the period where commissions were applicable. This disclosure is not applicable for periods prior to 1996.

 The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

   1993         1992         1991           1990         1989       1988

$15.992      $15.731      $10.963        $10.441       $9.933     $9.649

  (.28)         .006         .081           .103         .219       .106


   .105         .855        6.037          1.106        1.274      2.158

   .077         .861        6.118          1.209        1.493      2.264


      0        (.006)       (.081)         (.103)       (.219)     (.106)

  (.475)       (.594)      (1.208)         (.584)       (.766)    (1.874)

  (.055)           0        (.061)             0            0          0

  (.530)       (.600)      (1.350)         (.687)       (.985)    (1.980)

$15.539       $15.992      $15.731         $10.963     $10.441    $9.933

  0.49%         5.49%       55.90%          11.37%      15.20%    23.07%


  1.38%         1.45%        1.42%           1.50%       1.57%     1.50%


  (.19)%         .16%         .93%           1.09%       2.18%      .96%
  226.9%       126.6%       153.8%          206.5%      258.4%    170.4%
  $524.3      $408.0        $57.1            $6.1        $3.5      $2.6

Page 35

   NOTES TO FINANCIAL STATEMENTS                DECEMBER 31, 1997

Financial highlights for each Fund of the Trust for a share outstanding throughout the period are as follows:

                                                              Small-Cap
                                                             Equity Fund
                                                         (Inception 2/1/97)


                                                                 1997

Net asset value at beginning of period                       $ 10.000

Net investment income (loss)                                   (0.148)

Net realized and unrealized gain (loss) on investments          4.878

Total from investment operations                                4.730

Less:
   Distributions from net investment income                         0
   Distributions from short-term capital gains, net (a)        (.830)
   Distributions from net realized gains                            0

Total distributions                                            (.830)

Net asset value at end of period                             $ 13.900

Total return*                                                  47.17%

Ratios to average net assets:
   Expenses                                                     1.75%
   Net investment income                                      (1.13)%
   Avg. comm paid-per equity trade (b)                        $ 0.056
   Portfolio turnover                                          138.8%
   Net assets ($ thousands)                                    $2,518

* Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

(b)Represents the average commissions paid on equity transactions entered into during the period where commissions were applicable. This disclosure is not applicable for periods prior to 1996.

 The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

Page 36




                       Mid-Cap                                      Large-Cap
                     Equity Fund                                   Equity Fund


                                        3/1/93                        9/1/95
                                       Through                        Through
   1997     1996     1995      1994   12/31/93      1997      1996   12/31/95


$14.814  $11.962   $12.199   $12.537  $10.000      $12.266   $10.571   $10.000

 (.045)     .044      .059      .071     .006       (.007)      .023      .005

  4.296    2.852     2.874      .193    3.531        3.250     2.928      .570

  4.251    2.896     2.933      .264    3.537        3.243     2.951      .575


      0   (.044)    (.050)    (.069)   (.006)            0    (.023)    (.004)
(1.452)        0   (2.990)    (.533)   (.994)        (1.113)  (1.188)       0
(2.638)        0    (.130)         0        0        (1.037)   (.045)       0

(4.090)   (.044)   (3.170)    (.602)  (1.000)        (2.150)   (1.256)  (.004)

$14.975  $14.814   $11.962   $12.199  $12.537        $13.359   $12.266  $10.571

 29.14%   24.20%    24.54%     2.17%   35.40%         26.64%    28.20%   5.74%


  1.26%    1.23%     1.25%     1.30%    1.12%          1.51%     1.51%   0.69%
 (.28)%    0.32%     0.44%     0.57%    0.07%         (.05)%     0.31%   0.05%
 $0.068   $0.066                                      $0.058    $0.051
 137.8%    93.3%    254.4%    210.0%   128.1%         123.2%    152.7%   38.2%
$21,908  $17,338   $14,216   $11,736   $9,841         $4,265    $2,288  $1,072

Page 37

   NOTES TO FINANCIAL STATEMENTS                      DECEMBER 31, 1997


Monetta Trust Continued:

                                                           Balanced
                                                             Fund


                                                                       9/1/95
                                                                      Through
                                                 1997        1996    12/31/95

Net asset value at beginning of period        $12.643     $10.605     $10.000

Net investment income                            .264        .132        .009

Net realized and unrealized gain (loss)
  on investments                                2.398       2.598        .602

Total from investment operations                2.662       2.730        .611

Less:
   Distributions from net investment income    (.224)      (.132)      (.004)
   Distributions from short-term
     capital gains, net (a)                    (.927)      (.560)      (.002)
   Distributions from net realized gains       (.076)           0           0

Total distributions                           (1.227)      (.692)      (.006)

Net asset value at end of period              $14.078     $12.643     $10.605

Total return*                                  21.21%      25.94%       6.16%

Ratios to average net assets:
   Expenses - Net                               1.02%       1.40%       0.91%
   Expenses - Gross (b)                           N/A         N/A         N/A
   Net investment income                        1.88%       1.54%       0.08%
   Net investment income - gross (b)              N/A         N/A         N/A
   Avg. comm paid-per equity trade (c)         $0.060      $0.056
   Portfolio turnover                          115.9%      117.8%       54.8%
   Net assets ($ thousands)                   $12,054     $2,336         $410

  * Ratios and total return for year of inception are calculated from date of inception to the end of the period.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.

(c)Represents the average commissions paid on equity transactions entered into during the period where commissions were applicable. This disclosure is not applicable for periods prior to 1996.

   The per share rates are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

Page 38



                 Intermediate                              Government Money
                   Bond Fund                                  Market Fund


                                3/5/93                                3/1/93
                               Through                                Through
   1997    1996   1995    1994 12/31/93   1997    1996    1995   1994 12/31/93

$10.208 $10.244 $9.624 $10.345 $10.000   $1.000  $1.000  $1.000 $1.000  $1.000

   .599    .612   .655   .589     .357     .050    .049    .059   .040    .023


   .278    .019   .740 (.690)     .447        0       0       0      0       0

   .877    .631  1.395 (.101)     .804     .050    .049    .059   .040    .023


 (.592)  (.612) (.655) (.580)   (.357)   (.050)  (.049)  (.059) (.040)  (.023)

 (.047)  (.055) (.120) (.040)   (.102)        0       0       0      0       0
 (.001)       0      0      0        0        0       0       0      0       0

 (.640)  (.667) (.775) (.620)   (.459)   (.050)  (.049)  (.059) (.040)  (.023)

$10.445 $10.208 $10.244 $9.624 $10.345   $1.000  $1.000  $1.000 $1.000  $1.000

  8.91%   6.46% 14.84% (1.04)%   8.17%    5.15%   5.06%   5.87%  4.04%   2.21%


  0.65%   0.55%  0.27%  0.28%    0.28%    0.39%   0.31%   0.07%   0.0%   0.03%
  0.87%   0.85%  0.75%  0.88%    0.75%    0.76%   0.67%   0.59%  0.66%   0.69%
  5.82%   5.75%  5.94%  5.94%    4.13%    5.02%   4.95%   5.69%  4.04%   2.32%
  5.60%   5.45%  5.46%  5.34%    3.66%    4.65%   4.59%   5.17%  3.39%   1.66%
    N/A     N/A    N/A    N/A      N/A      N/A     N/A     N/A    N/A     N/A
  96.7%   28.9%  75.1%  94.5%    32.3%      N/A     N/A     N/A    N/A     N/A
 $3,933  $2,769 $3,589 $3,010   $2,959   $4,464  $6,232  $4,393 $3,315  $1,859


Page 39

Annual Report
December 31, 1997


MONETTA FAMILY OF MUTUAL FUNDS

Monetta Fund, Inc.

Monetta Small-Cap Equity Fund

Monetta Mid-Cap Equity Fund

Monetta Large-Cap Equity Fund

Monetta Balanced Fund

Monetta Intermediate Bond Fund

Monetta Government Money Market Fund


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MUTUAL FUNDS

Monetta Family of Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, Illinois  60187
1-800-MONETTA (666-3882)
www.monetta.com

Distributed by Funds Distributor, Inc.